Ex-Filing Fees

CALCULATION OF FILING FEE TABLES

F-3

E-HOME HOUSEHOLD SERVICE HOLDINGS LIMITED

Table 1: Newly Registered and Carry Forward Securities

Line Item Type	Security Type	Security Class Title	Notes	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price		Fee Rate		Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward

Newly Registered Securities
Fees to be Paid	Equity	Ordinary Shares, par value $0.05 per share	(1)	457(o)		$	$			$					$
Fees to be Paid	Other	Warrants	(2)	457(o)
Fees to be Paid	Other	Debt Securities	(3)	457(o)
Fees to be Paid	Other	Units	(4)	457(o)
Fees to be Paid	Other	Rights	(5)	457(o)
Fees to be Paid	Unallocated (Universal) Shelf	Unallocated (Universal) Shelf	(6)	457(o)				300,000,000.00	0.0001531		45,930.00
Carry Forward Securities
Carry Forward Securities	Equity	Common Stock, par value $0.001 per share	(7)	415(a)(6)								F-3	333-259464	08/17/2022
Carry Forward Securities	Other	Warrants	(8)	415(a)(6)								F-3	333-259464	08/17/2022
Carry Forward Securities	Other	Debt Securities	(9)	415(a)(6)								F-3	333-259464	08/17/2022
Carry Forward Securities	Other	Units	(10)	415(a)(6)								F-3	333-259464	08/17/2022
Carry Forward Securities	Other	Rights	(11)	415(a)(6)								F-3	333-259464	08/17/2022
Carry Forward Securities	Unallocated (Universal) Shelf	Unallocated (Universal) Shelf	(12)	415(a)(6)		$		$88,239,631.00			$9,626.94	F-3	333-259464	08/17/2022		$9,626.94

Total Offering Amounts:								$388,239,631.00			55,556.94
Total Fees Previously Paid:											9,626.94
Total Fee Offsets:											0.00
Net Fee Due:											$45,930.00

__________________________________________
Offering Note(s)

(1)	The aggregate maximum offering price of all securities issued or issuable by E-Home Household Service Holdings Limited (the “Registrant”) that are registered pursuant to this Registration Statement shall not exceed $388,239,631. The proposed maximum aggregate offering price is estimated solely for the purpose of computing the registration fee pursuant to Rule 457(o) under the Securities Act of 1933 (the “Securities Act”).

Calculated pursuant to Rule 457(o) under the Securities Act. The amount and price are exclusive of accrued interest, if any, on the debt securities. The amount to be registered and proposed maximum aggregate offering price are not specified as to each class of security pursuant to General Instruction II.C. of Form F-3 under the Securities Act.

(2)	The aggregate maximum offering price of all securities issued or issuable by E-Home Household Service Holdings Limited (the “Registrant”) that are registered pursuant to this Registration Statement shall not exceed $388,239,631. The proposed maximum aggregate offering price is estimated solely for the purpose of computing the registration fee pursuant to Rule 457(o) under the Securities Act of 1933 (the “Securities Act”).

Calculated pursuant to Rule 457(o) under the Securities Act. The amount and price are exclusive of accrued interest, if any, on the debt securities. The amount to be registered and proposed maximum aggregate offering price are not specified as to each class of security pursuant to General Instruction II.C. of Form F-3 under the Securities Act.

(3)	The aggregate maximum offering price of all securities issued or issuable by E-Home Household Service Holdings Limited (the “Registrant”) that are registered pursuant to this Registration Statement shall not exceed $388,239,631. The proposed maximum aggregate offering price is estimated solely for the purpose of computing the registration fee pursuant to Rule 457(o) under the Securities Act of 1933 (the “Securities Act”).

Calculated pursuant to Rule 457(o) under the Securities Act. The amount and price are exclusive of accrued interest, if any, on the debt securities. The amount to be registered and proposed maximum aggregate offering price are not specified as to each class of security pursuant to General Instruction II.C. of Form F-3 under the Securities Act.
(4)	The aggregate maximum offering price of all securities issued or issuable by E-Home Household Service Holdings Limited (the “Registrant”) that are registered pursuant to this Registration Statement shall not exceed $388,239,631. The proposed maximum aggregate offering price is estimated solely for the purpose of computing the registration fee pursuant to Rule 457(o) under the Securities Act of 1933 (the “Securities Act”).

Calculated pursuant to Rule 457(o) under the Securities Act. The amount and price are exclusive of accrued interest, if any, on the debt securities. The amount to be registered and proposed maximum aggregate offering price are not specified as to each class of security pursuant to General Instruction II.C. of Form F-3 under the Securities Act.
(5)	The aggregate maximum offering price of all securities issued or issuable by E-Home Household Service Holdings Limited (the “Registrant”) that are registered pursuant to this Registration Statement shall not exceed $388,239,631. The proposed maximum aggregate offering price is estimated solely for the purpose of computing the registration fee pursuant to Rule 457(o) under the Securities Act of 1933 (the “Securities Act”).

Calculated pursuant to Rule 457(o) under the Securities Act. The amount and price are exclusive of accrued interest, if any, on the debt securities. The amount to be registered and proposed maximum aggregate offering price are not specified as to each class of security pursuant to General Instruction II.C. of Form F-3 under the Securities Act.
(6)	The aggregate maximum offering price of all securities issued or issuable by E-Home Household Service Holdings Limited (the “Registrant”) that are registered pursuant to this Registration Statement shall not exceed $388,239,631. The proposed maximum aggregate offering price is estimated solely for the purpose of computing the registration fee pursuant to Rule 457(o) under the Securities Act of 1933 (the “Securities Act”).

Calculated pursuant to Rule 457(o) under the Securities Act. The amount and price are exclusive of accrued interest, if any, on the debt securities. The amount to be registered and proposed maximum aggregate offering price are not specified as to each class of security pursuant to General Instruction II.C. of Form F-3 under the Securities Act.
(7)	The aggregate maximum offering price of all securities issued or issuable by E-Home Household Service Holdings Limited (the “Registrant”) that are registered pursuant to this Registration Statement shall not exceed $388,239,631. The proposed maximum aggregate offering price is estimated solely for the purpose of computing the registration fee pursuant to Rule 457(o) under the Securities Act of 1933 (the “Securities Act”).

Calculated pursuant to Rule 457(o) under the Securities Act. The amount and price are exclusive of accrued interest, if any, on the debt securities. The amount to be registered and proposed maximum aggregate offering price are not specified as to each class of security pursuant to General Instruction II.C. of Form F-3 under the Securities Act.
(8)	The aggregate maximum offering price of all securities issued or issuable by E-Home Household Service Holdings Limited (the “Registrant”) that are registered pursuant to this Registration Statement shall not exceed $388,239,631. The proposed maximum aggregate offering price is estimated solely for the purpose of computing the registration fee pursuant to Rule 457(o) under the Securities Act of 1933 (the “Securities Act”).

Calculated pursuant to Rule 457(o) under the Securities Act. The amount and price are exclusive of accrued interest, if any, on the debt securities. The amount to be registered and proposed maximum aggregate offering price are not specified as to each class of security pursuant to General Instruction II.C. of Form F-3 under the Securities Act.
(9)	The aggregate maximum offering price of all securities issued or issuable by E-Home Household Service Holdings Limited (the “Registrant”) that are registered pursuant to this Registration Statement shall not exceed $388,239,631. The proposed maximum aggregate offering price is estimated solely for the purpose of computing the registration fee pursuant to Rule 457(o) under the Securities Act of 1933 (the “Securities Act”).

Calculated pursuant to Rule 457(o) under the Securities Act. The amount and price are exclusive of accrued interest, if any, on the debt securities. The amount to be registered and proposed maximum aggregate offering price are not specified as to each class of security pursuant to General Instruction II.C. of Form F-3 under the Securities Act.
(10)	The aggregate maximum offering price of all securities issued or issuable by E-Home Household Service Holdings Limited (the “Registrant”) that are registered pursuant to this Registration Statement shall not exceed $388,239,631. The proposed maximum aggregate offering price is estimated solely for the purpose of computing the registration fee pursuant to Rule 457(o) under the Securities Act of 1933 (the “Securities Act”).

Calculated pursuant to Rule 457(o) under the Securities Act. The amount and price are exclusive of accrued interest, if any, on the debt securities. The amount to be registered and proposed maximum aggregate offering price are not specified as to each class of security pursuant to General Instruction II.C. of Form F-3 under the Securities Act.
(11)	The aggregate maximum offering price of all securities issued or issuable by E-Home Household Service Holdings Limited (the “Registrant”) that are registered pursuant to this Registration Statement shall not exceed $388,239,631. The proposed maximum aggregate offering price is estimated solely for the purpose of computing the registration fee pursuant to Rule 457(o) under the Securities Act of 1933 (the “Securities Act”).

Calculated pursuant to Rule 457(o) under the Securities Act. The amount and price are exclusive of accrued interest, if any, on the debt securities. The amount to be registered and proposed maximum aggregate offering price are not specified as to each class of security pursuant to General Instruction II.C. of Form F-3 under the Securities Act.
(12)	The aggregate maximum offering price of all securities issued or issuable by E-Home Household Service Holdings Limited (the “Registrant”) that are registered pursuant to this Registration Statement shall not exceed $388,239,631. The proposed maximum aggregate offering price is estimated solely for the purpose of computing the registration fee pursuant to Rule 457(o) under the Securities Act of 1933 (the “Securities Act”).

Calculated pursuant to Rule 457(o) under the Securities Act. The amount and price are exclusive of accrued interest, if any, on the debt securities. The amount to be registered and proposed maximum aggregate offering price are not specified as to each class of security pursuant to General Instruction II.C. of Form F-3 under the Securities Act.